EXHIBIT 10.1

ANTRIABIO, INC.

(a Delaware corporation)

1450 Infinite Drive
Louisville, Colorado 80027

SUBSCRIPTION AGREEMENT

Instructions

PLEASE COMPLETE ONE COPY OF THE SUBSCRIPTION AGREEMENT

THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) AND UNDER APPLICABLE STATE SECURITIES LEGISLATION, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE AND PROVINCIAL SECURITIES LAWS.

October 8, 2014

ANTRIABIO, INC.

SUBSCRIPTION AGREEMENT FOR UNITS

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from AntriaBio, Inc. (the “Company”) that number of Units (the “Units”) set out below at a price of $1.85 per Unit.  Each Unit consists of one Common Share (as hereinafter defined) and one Warrant (as hereinafter defined).  This offer of Units is part of an offering of up to 8,108,108 Units (the “Offering”).  The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that each of the Company and Paulson Investment Company, Inc. (the “Placement Agent”) may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

Please complete and sign the Accredited Investor Certificate – Exhibit A and the Selling Shareholder Questionnaire– Exhibit C

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Number of Units: ________________________ x $1.85
(Name of Subscriber)
=
Account Reference (if plicable): __________________________
By: _____________________________________________	Aggregate Subscription Price: ____________________________________________ (the “Subscription Price”)
Authorized Signature

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the subscriber printed above.)

(Subscriber’s Address, including Municipality and Province)

S.I.N. or Taxation Account of Subscriber

(Telephone Number)(Email Address)

If the Subscriber is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:

(Name of Principal)

(Principal’s Address)

Account Registration Information: (Name) (Account Reference, if applicable) (Address, including Postal Code)	Delivery Instructions as set forth below: (Name) (Account Reference, if applicable) (Address) (Contact Name) (Telephone Number)

SUBSCRIPTION AGREEMENT

FOR UNITS OF

ANTRIABIO, INC.
(a Delaware corporation)

1.           Unit Subscription: The undersigned (“Subscriber”) irrevocably subscribes for and agrees to purchase from AntriaBio, Inc., a Delaware corporation (“Antria” or the “Company”), that number of Units of Antria (the “Units”) set out in the “SUBSCRIPTION AND SUBSCRIBER INFORMATION” at a price of $1.85 per Unit (the “Purchase Price”).  Each Unit consists of one share of Common Stock, $0.001 par value (a “Common Share”), and one Common Share purchase warrant (a “Warrant”); each Warrant is exercisable to acquire one additional Common Share (a “Warrant Share”) at an exercise price of  $2.50 per share for the period of thirty-six (36) months from the date of issuance (collectively the Common Shares, the Warrants, and the Warrant Shares are referred to herein as the “Securities”).  The Warrants will be in substantially the form attached hereto as Exhibit B.  All figures are in United States Dollars unless otherwise specified.  Such Subscription is subject to the following terms and conditions:

a.           Tender of Purchase Price:  Subscriber tenders to Antria the Purchase Price pursuant to the instructions set forth on Schedule I.

b.           Closing:  Upon receipt by Antria of the Purchase Price and satisfaction of the Conditions set forth herein (the “Conditions”), the Company may conduct one or more closings relating to the Offering (each a “Closing”) with the final Closing of the Offering to occur on October 31, 2014 or at such later time as determined by the Company in its sole discretion (the “Closing Date”).  All funds will be delivered to Antria.  The Securities subscribed for herein, will not be deemed issued to, or owned by, the Subscriber until the Subscription Agreement has been executed by the Subscriber and accepted by Antria, and all payments required to be made herein have been made.  The Closing is subject to the fulfillment of the Conditions, which Conditions Antria and the Subscriber covenant to exercise their reasonable best efforts to have fulfilled on or prior to the Closing Date:

(i)	the Subscriber shall have tendered the Purchase Price to Antria;

(ii)
all relevant documentation and approvals as may be required by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules shall have been obtained and, where applicable, executed by or on behalf of the Subscriber;

(iii)	Antria shall have authorized and approved the execution and delivery of this Subscription Agreement (“Agreement”) and the issuance, allotment and delivery of the Securities; and

(iv)	the representations and warranties of Subscriber set forth in this Agreement shall be true and correct as of the Closing Date.

c.           Issuance of Securities:   Within five (5) days after the Closing, Antria will deliver the certificates representing the Common Shares and the Warrants subscribed for to the Subscriber at the address set forth in the registration instructions set forth on the signature page (unless Subscriber otherwise instructs Antria in writing).  None of the Units, the Common Shares, the Warrants, or any other security issued in this Offering have been registered under the Securities Act of 1933, as amended (“U.S. Securities Act”), or the securities laws of any state in the United States.

2.           Representations and Warranties: Subscriber hereby represents and warrants to Antria:

a.	SUBSCRIBER UNDERSTANDS THAT THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY.

b.
Subscriber is not an underwriter and Subscriber acquired the Securities solely for investment for its own account and not with a view to, or for, resale in connection with any distribution of securities within the meaning of the U.S. Securities Act; and the Securities are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the securities for which it hereby subscribes, or any part thereof; and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the U.S. Securities Act, and, therefore, may be resold only if registered under the U.S. Securities Act or if an exemption from such registration is available.

c.
Subscriber understands the speculative nature and risks of investments associated with Antria, and confirms that the securities would be suitable and consistent with its investment program and that its financial position enables Subscriber to bear the risks of this investment, and understands that he, she, or it could lose its entire investment in the securities.  Subscriber further understands and acknowledges that there is, currently, no public market for the securities, and there may never be a public market for the securities.

d.
The Securities subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, except in compliance with the U.S. Securities Act and applicable state securities or “blue sky” laws. The Subscriber acknowledges that the Securities are “restricted securities,” as such term is defined under Rule 144 of the U.S. Securities Act, and may not be offered, sold, transferred, pledged, or hypothecated to any person in the absence of registration under the U.S. Securities Act or an opinion of counsel satisfactory to the Company that registration is not required. Without limiting the generality or application of any other covenants, representations, warranties or acknowledgements of the Subscriber respecting resale of the Securities, if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

1.	1. the sale is to the Company;

2.	the sale is made outside the United States in a transaction satisfying the requirements of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

3.
the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws;

4.
the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of Securities, and it has prior to such sale furnished to the Company an opinion of counsel to that effect, which opinion and counsel shall be reasonably satisfactory to the Company; or

5.
the Securities are registered under the U.S. Securities Act and any applicable state laws and regulations governing the offer and sale of such Securities, and the Subscriber understands that the Company may instruct its registrar and transfer agent not to record any transfer of the Securities without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws.

e.
Subscriber understands that the Company may have been a “shell company” as contemplated under Rule 144(i), Rule 144 may not be available to Subscriber.  In the event Rule 144 is available, there may be significant transfer restrictions under Rule 144.

f.
Subscriber understands that Antria is under no obligation, except as stated in Section 3 below, to register the Securities or seek an exemption under the U.S. Securities Act or any applicable state laws for the Securities, or to cause or permit the Securities to be transferred in the absence of any such registration or exemption, and understands that Subscriber  must hold the Securities indefinitely unless the Securities are subsequently registered under U.S. Securities Act and applicable state securities laws or an exemption from registration is available.

g.
Subscriber had the opportunity to ask questions of the Company and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense, necessary to evaluate the merits and risks of an investment in Antria.

h.	Subscriber has had an opportunity to review the Company’s annual, quarterly and current reports and any other reports filed by the Company with the SEC.

i.
Subscriber confirms that (i) it is able to bear the economic risk of the investment, (ii) it is able to hold the Securities for an indefinite period of time, (iii) it is able to afford a complete loss of its investment and that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity in this investment, (iv) this investment is suitable for Subscriber based upon his, her or its investment holdings and financial situation and needs, and this investment does not exceed ten percent of Subscriber’s net worth, and (v) Subscriber by reason of its business or financial experience could be reasonably assumed to have the capacity to protect its own  interests  in connection with this investment.

j.	The Subscriber has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

k.
Subscriber confirms that this transaction is intended to be exempt from registration under the U.S. Securities Act by virtue of section 4(a)(2) of the U.S. Securities Act and the provisions of Rule 506 of Regulation D promulgated thereunder and confirms that it is an “accredited investor” (as that term is defined under Rule 501(a) as promulgated under Regulation D of the U.S. Securities Act).

l.
Subscriber has completed and delivered an Accredited Investor Questionnaire (Exhibit A) to the Company and acknowledges that the representations, warranties and covenants contained therein are made by it with the intent that they may be relied upon by the Company in determining Subscriber’s eligibility to purchase the Units.

m.
Subscriber confirms that he, she or it has based his, her or its decision to invest in the Units solely on the publicly available information (including its filings with the United States Securities and Exchange Commission (the “SEC”) about the Company and this Agreement and expressly confirms that Subscriber is not relying on any information or representations and warranties not contained in the Company’s SEC filings and this this Agreement in making an investment decision, including without limitation any other written or oral communications from the Company, the Placement Agent, or any other private placement memoranda, business plans, executive summaries, prospectuses or other documents.

n.	the Certificates representing the Securities delivered pursuant to this Subscription shall bear a legend in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.”

Notwithstanding the foregoing, Antria or its transfer agent shall issue certificates representing common shares issuable upon conversion of the Warrants without a restrictive legend if there is an effective Registration Statement (as defined by Section 3(a)) and the holder certifies that the exercise is in connection with a sale and the holder has complied with the applicable prospectus delivery requirements and applicable securities laws.

If the Certificates representing the Securities have been held for a period of at least one (1) year (or such other period as may be prescribed by the SEC) and if Rule 144 under the U.S. Securities Act is applicable (there being no representations by Antria that Rule 144 is applicable), then the undersigned may make sales of the Securities only under the terms and conditions prescribed by Rule 144 of the U.S. Securities Act or exemptions therefrom.  Antria shall use commercially reasonable efforts to cause its legal counsel to deliver an opinion or such other documentation as may reasonably be required to effect sales of the Securities under Rule 144.

o.
Subscriber acknowledges that (i) a cash commission in the amount of 10% of aggregate gross proceeds of this Offering invested by Placement Agent and its affiliates and/or any Subscriber in this Offering, introduced to the Company by Placement Agent whether in this Offering, or previously and (ii) warrants, to purchase Common Shares equal to 17.5% of the gross proceeds invested by Placement Agent and its affiliates and/or any Subscriber in this Offering, introduced to the Company by Placement Agent whether in this Offering, or previously, are payable to the Placement Agent in connection with this transaction.

p.
All information which the Subscriber has provided concerning the Subscriber is correct and complete as of the date set forth below, and if there should be any change in such information prior to the acceptance of this Agreement by the Company, the Subscriber will immediately provide such information to the Company.

3.    Registration Rights

a.
Antria shall use reasonable commercial efforts to (i) prepare and file with the SEC within ninety (90) calendar days after the Closing Date a registration statement (on Form S-3, SB-1, SB-2, S-1, or other appropriate registration statement form reasonably acceptable to the Subscriber) under the U.S. Securities Act (the “Registration Statement”), at the sole expense of Antria (except as specifically provided in Section 3(c) hereof), in respect of the Subscriber, so as to permit a public offering and resale of the Common Shares, Warrant Shares, and any shares issuable upon the exercise of warrants issued to the Placement Agent as compensation for services provided in connection with this Offering (collectively, the “Registrable Securities”) in the United States under the U.S. Securities Act by the Subscriber, or the Placement Agent, as applicable, each as a selling stockholder and not as underwriter; and (ii) use commercially reasonable efforts to cause a Registration Statement to be declared effective by the United States Securities and Exchange Commission (the “SEC” or the “Commission”) as soon as possible, but in any event not later than the earlier of (a) one hundred twenty (120) calendar days following the Closing Date (or one hundred fifty (150) calendar days in the event of an SEC review of the Registration Statement), and (b) the fifth trading day following the date on which Antria is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments.  Antria will notify the Subscriber of the effectiveness of the Registration Statement (the “Effective Date”) within three (3) Trading Days (days in which the OTCQB is open for quotation) (each, a “Trading Day”).  The initial Registration Statement shall cover the resale of 100% of the Registrable Securities, for an offering to be made on a continuous basis pursuant to Rule 415 (as promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule); provided, however, that if 100% of the Registrable Securities included hereunder cannot be registered, the number of Registrable Securities on the initial Registration Statement shall be reduced pro-rata among all Subscribers and the Placement Agent.

b.
Antria will use reasonable commercial efforts to maintain the Registration Statement or post-effective amendment filed under this Section 4 effective under the U.S. Securities Act until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement or (ii) the Subscriber  receives an opinion of counsel to Antria, which opinion and counsel shall be reasonably acceptable to Subscriber, the Company and the transfer agent, that the Registrable Securities may be sold under the provisions of Rule 144 (the “Effectiveness Period”).

c.
All fees, disbursements and out-of-pocket expenses and costs incurred by Antria in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys’ fees of Antria, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by Antria.  The Subscriber shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel.   Antria shall qualify any of the Registrable Securities for sale in such states as the Subscriber reasonably designates.  However, Antria shall not be required to qualify in any state which will require an escrow or other restriction relating to Antria and/or the sellers, or which will require Antria to qualify to do business in such state or require Antria to file therein any general consent to service of process.  Antria at its expense will supply the Subscriber with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Subscriber.

d.
The Subscriber will cooperate with Antria in all respects in connection with this Agreement, including timely supplying all information reasonably requested by Antria (which shall include completing the Selling Shareholder Questionnaire attached hereto as Exhibit C, and all information regarding the Subscriber and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.  Any delay or delays caused by the Subscriber, or by any other purchaser of securities of Antria having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of Antria under this Agreement. The Subscriber understands and agrees that the Company’s obligations under this Section 4 with respect to the preparation and filing of the Registration Statement are subject to the Subscriber or any other purchaser of securities of Antria having registration rights similar to those contained herein, timely providing the Company with the Selling Shareholder Questionnaire and all information reasonably requested by the Company to prepare and file the Registration Statement.

e.
Whenever Antria is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the U.S. Securities Act, Antria shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the  assistance and cooperation as reasonably required of the Subscriber with respect to each Registration Statement:

(i)
furnish to the Subscriber such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the U.S. Securities Act, and such other documents as the Subscriber may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Subscriber;

(ii)
register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Subscriber shall reasonably request (subject to the limitations set forth in Section (b) above), and do any and all other acts and things which may be necessary or advisable to enable the Subscriber to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Subscriber; and

(iii)	provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

f.
Whenever Antria is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the U.S. Securities Act, Antria shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the assistance and cooperation as reasonably required of the Subscriber with respect to each Registration Statement:

4.           Market Stand-Off.  The Subscriber hereby agrees that the Subscriber shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any securities of the Company, nor shall the Subscriber enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, during the period from the filing of the first registration statement of the Company filed under the Securities Act, that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the U.S. Securities Act through the end of the 180-day period following the effective date of such registration statement (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The Subscriber further agrees, if so requested by the Company or any representative of its underwriters, to enter into such underwriter’s standard form of “lockup” or “market standoff” agreement in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of any such restriction period.

5.           Indemnity and Contribution

a.
Antria agrees to indemnify and hold harmless each Subscriber, their respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Subscriber within the meaning of Section 15 of the U.S. Securities Act, and each person who controls any underwriter within the meaning of Section 15 of the U.S. Securities Act, from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which such Subscriber or such other indemnified person may become subject  (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement, including all documents filed as a part thereof and information deemed to be a part thereof, on the effective date thereof, or any amendment or supplements thereto, or arise out of any failure by Antria to fulfill any undertaking or covenant included in the Registration Statement or to perform its obligations hereunder or under applicable law and Antria will, as incurred, reimburse such Subscriber, each of its respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Subscriber, and each person who controls any such underwriter, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying such action, proceeding or claim; provided, however, that Antria shall not be liable in any such case to the extent that such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of, or is based upon, (i) the failure of any Subscriber, or any of their agents, affiliates or persons acting on their behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities, (ii) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to Antria by an instrument duly executed by or on behalf of the Subscriber, or any of its agents, affiliates or persons acting on its behalf, and stated to be specifically for use in preparation of the Registration Statement and not corrected in a timely manner by the Subscriber in writing or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by such Subscriber and not delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s).

b.
The Subscriber agrees to indemnify and hold harmless Antria from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which Antria may become subject (under the U.S. Securities Act or otherwise) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) the failure of the Subscriber or any of its agents, affiliates or persons acting on its behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities; or (ii) an untrue statement or alleged untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to Antria by an instrument duly executed by or on behalf of such Subscriber and stated to be specifically for use in preparation of the Registration Statement; provided, however, that the Subscriber shall not be liable in any such case for (i) any untrue statement or alleged untrue statement or omission in any prospectus or Registration Statement which statement has been corrected, in writing, by such Subscriber and delivered to Antria before the sale from which such loss occurred; or (ii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by the Subscriber and delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s), and the Subscriber, severally and not jointly, will, as incurred, reimburse Antria for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Notwithstanding the foregoing, the Subscriber shall not be liable or required to indemnify Antria in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of the Registrable Securities, to which such loss, claim, damage, expense or liability (or action proceeding in respect thereof) relates.

c.
Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof.  After notice from the indemnifying person to such indemnified person of the indemnifying person’s election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would, in the opinion of counsel to the indemnified party, make it inappropriate under applicable laws or codes of professional responsibility for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons.  In the event of such separate counsel, such counsel shall agree to reasonably cooperate.

d.
If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of Antria on the one hand and the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Antria on the one hand or the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Antria and the Subscriber agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the U.S. Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In any event, the Subscriber shall not be liable or required to contribute to Antria in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of its Registrable Securities.

6.           Rule 506 Disclosure:  Pursuant to Rule 506(e) of the U.S. Securities Act, we are required to disclose any events occurring prior to September 23, 2013 that would trigger disqualification from relying on Rule 506 of the U.S. Securities Act for unregistered sales of securities.  In light of our disclosure obligations under Rule 506(e), we are hereby informing the Subscriber that Mr. Robert Setteducati, a managing partner in the Placement Agent’s New York office entered into a final settlement with the Massachusetts Securities Division in 2001 pursuant to which he agreed, among other things, never to seek to register with the Massachusetts Securities Division in any capacity.  The settlement resolved allegations that Mr. Setteducati failed to adequately supervise employees at a prior broker-dealer.

7.           Governing Law:  This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives.  The laws of the State of Delaware shall govern the rights of the parties as to this Agreement.

8.           Indemnification: Subscriber acknowledges that it understands the meaning and legal consequences of the representations and warranties contained herein, and it hereby agrees to indemnify and hold harmless Antria and any other person or entity relying upon such information thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, or acknowledgement of Subscriber contained in this Agreement.

9.           Nonassignability:   Except as otherwise expressly provided herein, this Agreement may not be assigned by Subscriber.

10.           Entire Agreement:  This instrument contains the entire agreement among the parties with respect to the acquisition of the shares and the other transactions contemplated hereby, and there are no representations, covenants or other agreements except as stated or referred to herein.

11.           Amendment: This Agreement may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification.

12.           Binding On Successors: All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives.

13.           Titles: The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

14.           Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed an original and all of which taken together shall constitute one and the same document, notwithstanding that all parties are not signatories to the same counterpart.

15.           Severability:  The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

16.           Disclosure Required Under State Law: The offering and sale of the securities is intended to be exempt from registration under the securities laws of certain states. Subscribers who reside or purchase the Securities may be required to make additional disclosures by the securities laws of various states and agrees to provide such additional disclosures as requested by Antria upon written request.

17.           Notices: All notes or other communications hereunder (except payment) shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or by Express Mail Service or similar courier, addressed as follows:

If to Subscriber:          At the address designated on the signature page of this Agreement.

If to the Company:      AntriaBio, Inc.
1450 Infinite Drive
Louisville, Colorado 80027
Attention:  Nevan Elam, CEO

With Copy to:              Dorsey & Whitney LLP
1400 Wewatta Street, Suite 400

Denver, Colorado 80202
Attention:  Michael L. Weiner, Esq.

17.           Time of the Essence:  Time shall be of the essence of this Agreement in all respects.

18.           Facsimile and Counterpart Subscriptions:  Antria shall be entitled to rely on delivery of a facsimile or electronic copy of this Agreement executed by the subscriber, and acceptance by Antria of such executed Agreement shall be legally effective to create a valid and binding agreement between the Subscriber and Antria in accordance with the terms hereof. In addition, this Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

19.           Future Assurances:  Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

SUBSCRIBER HEREBY DECLARES AND AFFIRMS THAT IT HAS READ THE WITHIN AND FOREGOING SUBSCRIPTION AGREEMENT, IS FAMILIAR WITH THE CONTENTS THEREOF AND AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREIN SET FORTH, AND KNOWS THE STATEMENTS THEREIN TO BE TRUE AND CORRECT.

******

IN WITNESS WHEREOF, Subscriber executed this Agreement this  ___________________day of ____________, 2014.

SUBSCRIBER:

By:*  _______________________________________________________________

Title:  _______________________________________________________________

REPRESENTATIVE OF PAULSON INVESTMENT COMPANY, INC.

By: ________________________________________________________________

Title: _______________________________________________________________

Supervisor:  __________________________________________________________
                                                 Name

Registration and Delivery Instructions:

____________________________________________________________________

____________________________________________________________________
(Address)
____________________________________________________________________

*	By the foregoing signature, I hereby certify to AntriaBio, Inc. that I am duly empowered and authorized to provide the foregoing information.

This Subscription Agreement is hereby accepted by the Company this ____  day of ___________, 2014.

ANTRIABIO, INC.

By: __________________________________________
Name: Nevan Elam
Title: Chief Executive Officer